SOUTHWEST BANCORPORATION OF TEXAS, INC. Third Quarter 2003

Today we are . . . The largest independent bank in Houston - third largest in Texas Among the Top 100 banks in the U.S. based on deposits One of the fastest growing banks in Texas Top 10% of all Texas based banks in loan, deposit and asset growth Providing a healthy return to shareholders Over 27% return during 13-year history A customer service leader 93% of customers would recommend SWBT The technology innovator 8 out of 10 customers rated Treasury Management's product capabilities as excellent or above average 3

Everything Counts. Our philosophy

A growth story - from $50 million to more than $5 billion in assets in 13 years - 75% internally generated Revenue-driven EPS growth Strong sales culture and innovative products Fee income products drive market share gains Conservative credit culture Transparent financial statements Strategic mergers - strong track record of growth post merger Enviable economic and market environment Talent to grow the business Employee shareholders Our story 7

Houston's largest independent bank 44 branches & 1,700 employees $72 million legal lending limit $481 million total shareholders' equity $5.7 billion in assets Market cap approximately $1.2 billion More than 200 calling officers Local bank with regional reach 9 Ellington Field HOBBY IAH

Balanced growth 11 Balance Sheet Summary ($ in billions) 1998 1999 2000 2001 2002 1Q 03 3Q 03 LOANS 1.63 2.04 2.51 2.76 3.22 3.27 3.43 DEPOSITS 2.37 2.53 3.09 3.43 3.91 4.01 4.31 ASSETS 2.94 3.27 3.94 4.4 5.17 5.11 5.67 As of September 30, 2003: Loans Total $3.43 billion, highest in Bank's history Increased $419 million, or 14%, from 9/30/02 5-year compounded annual growth rate of 21% Deposits Increased $734 million, or 21%, from 9/30/02 5-year compounded annual growth rate of 13% Assets Increased $825 million, or 17%, from 9/30/02 5-year compounded annual growth rate of 16% Assets Loans Deposits

5 years of strong results 2002 ($ in thousands, except EPS) Total Assets Total Loans Total Deposits Net Income Diluted EPS EPS y/y % growth ROA ROE 1998 $2,944,387 $1,632,886 $2,373,995 $29,018 $0.91 17% 1.12% 15.10% $3,271,188 $2,035,342 $2,531,633 $31,963 $0.97 7% 1.06% 14.70% $3,940,342 $2,511,437 $3,093,870 $43,461 $1.29 33% 1.23% 17.00% $4,401,156 $2,759,482 $3,428,633 $52,717 $1.55 20% 1.32% 15.82% $5,171,957 $3,219,340 $3,912,049 $59,206 $1.72 11% 1.30% 14.55% 1999 2000 2001 15.7% 20.8% 13.2% 20.3% 17.1% 5 Year CAGR 13

3rd Quarter in review Total Assets Total Loans Total Deposits Net Income Total Equity Diluted EPS ROA ROE Qtr. Ended 9/30/02 $4,838,457 $3,010,421 $3,575,339 $14,562 $434,566 $0.42 1.25% 13.59% Qtr. Ended 9/30/03 $5,663,510 $3,429,193 $4,309,253 $15,671* $480,904 $0.45* 1.11%* 13.05%* $ Growth $ 825,053 $418,772 $733,914 $1,109 $46,338 $0.03 % Growth 17.1% 13.9% 20.5% 7.6% 10.7% 7.1% 15 ($ in thousands, except EPS) * Adjusted for the impact of merger-related expenses; as reported, net income - $13,380, diluted EPS - $0.38, ROA - 0.95%, ROE - 11.14%

Legal merger July 1, 2003 Operational merger August 25, 2003 Consolidation with MaximBank 17 3rd Quarter impact Loans $99 million Deposits $243 million Fee income $1.3 million Estimated cost saves of $1.7 million, expected to commence 4Q 03 Revenue enhancements to begin 4Q 03 Operating expenses Merger-related expenses CDI amortization Noninterest expenses (estimated) $3.0 million $0.7 million $3.2 million NOTE: As of 9/30/03

Net Interest Spreads (Yield minus cost of funds) Earnings assets yield comparison 19 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Loans 4.78 4.75 4.83 4.79 4.67 4.58 4.7 4.68 Investment securities 3.51 3.84 3.9 3.67 2.92 3.09 2.76 2.39 Floating Fixed 72 28 Loan portfolio - variable vs. fixed rate 28% Fixed 42% Floating 30% At floor Loans Investment securities Variable Fixed

Results for shareholders 21 38% 0% 63% 31% 22% 22% 17% 7% 33% 20% 11% '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 YEAR-TO-YEAR % CHANGE IN EARNINGS PER SHARE* $100,000 invested in SWBT in 1990 would have grown to $2,748,116 as of 9/30/03; CAGR of 27.3% 13-year total return * EPS as reported; pooling of interests accounting used for 1997 to 2002 13 year SWBT S&P

Our core strategies

Customer focused and technology driven Diversifying income stream Regional growth through strategic mergers Protect asset quality Focus on people Create new businesses Summary of strategies 25

Great customers 27

Market share shift Treasury Management Market Position Growing - 2000-2002 percentage change Companies $50-$500 Million 29 Southwest Bank of Texas $5.7 billion Big bank #1 +$250 billion Big bank #2 +$300 billion Big bank #3 +$500 billion Big bank #4 +$500 billion Asset size 2000 2002 2000 2002 2000 2002 2000 2002 2000 2002 13 23 15 14 10 11 29 22 37 31 7 7 8 5 8 5 1 8 6 8 Source: Third party research

Market feedback: Treasury Management A national leader in achieving excellent treasury management citations Excellent or above average Treasury Management ratings Product development initiatives highly regarded Customer service viewed as distinctive Specialists provide unique guidance and counsel to clients 2002 performance as strong as 2000 Significant market opportunities Competitor average SWBT National average "Southwest Bank of Texas ranks among the top 5% of all banks surveyed." - Third Party Surveyor 31 SWBT Competitor average 0.65 0.27 0.26 * Represents banks across the nation with assets $24-$500 billion Source: Third party research

Market share shift Middle market banking Companies $10-$100 Million Percentage of Market Relationships 33 Southwest Bank of Texas JP Morgan Chase Wells Fargo Bank One Bank of America Competitive Landscape Money Center Banks Bank of America Bank One JPMorgan Chase Wells Fargo Regional Banks/Thrifts Bank of Oklahoma Comerica Compass Cullen Frost Regions SouthTrust Washington Mutual Whitney Local Banks 45 commercial banks in Houston, each with deposits of $50 million or more SWBT Bank One Bank of America Wells Fargo JP Morgan Chase 0.14 0.1 0.13 0.08 0.21 Source: Third party research

Market feedback: Middle Market Relationship managers deliver distinctive and differentiated service Relationship managers cover accounts longer and more thoroughly than competitors Value delivered relative to fees paid is tied for first place Overall Middle Market Client Satisfaction Leads the Market Companies $10-$100 Million Overall Customer Satisfaction Percentage Citing Excellent or Above Average Ratings Relationship Manager Performance Percentage Citing Innovative Advice and Creative Ideas SWBT Competitor average 0.84 0.71 35 SWBT Competitor average 0.69 0.49 SWBT Competitor average SWBT Competitor average Source: Third party research

Noninterest income as a percent of total income 37 1998 1999 2000 2001 2002 First 9 mos 2003 Noninterest 31537 37464 42893 58158 70391 63763 net interest 105583 123013 150504 159989 178636 142022 23% 23% 22% 27% 28% Noninterest income Net interest income $ Thousands 31%

Diversifying income stream Consistent noninterest income growth ($ in thousands) 39 1997 1998 1999 2000 2001 2002 YTD 2003 3048 4173 4868 6017 7244 9302 7214 1997 1998 1999 2000 2001 2002 YTD 2003 4354 5369 7070 9126 11718 16304 13823 Capital Markets and Investments 5 year compound growth rate of 25% Up 28%, or $2.1 million, in 2002 Retail 3 year compound growth rate of 55% Up 45%, or $6.3 million, in 2002 Treasury Management 5 year compound growth of 35% Up 39%, or $4.6 million, in 2002 1997 1998 1999 2000 2001 2002 YTD 2003 0 0 5500 7331 14011 20360 17871

Total outstanding loans including mergers ($ in millions) Strong internal growth 41 1997 1998 1999 2000 2001 2002 3Q 03 SWBT 1114 1633 2035 2511 2759 3219 3429 Pinemont 137 FT Bend 167 Citizens 131 MaximBank 95 Lone Star 157 Pinemont Bank - August 1997 Total assets - $235 million Market presence - 37 years 9 branches in northwest Houston Book value paid was 1.67x Fort Bend Federal Savings & Loan - April 1999 Total assets - $316 million Market presence - 66 years 7 branches southwest of Houston Book value paid was 1.81x Citizens Bankers, Inc. - December 2000 Total assets - $436 million Market presence - 80 years 7 branches in east Harris County Book value paid was 3.02x MaximBank - July 2003 Total assets - $312 million Market presence - 97 years 8 branches in Galveston County Book value paid was 2.20x Lone Star - October 2003 Total assets - $214 million Market presence - 27 years 5 branches in Dallas market Book value paid 2.57x ? 2.95x

SOUTHWEST BANCORPORATION OF TEXAS, INC. partners with

45 Attractive platform from which to launch SWBT's middle market, corporate, and private banking initiatives Opportunity to introduce SWBT retail banking and expand footprint over time Lone Star's core businesses: middle market lending and private banking Relatively small transaction, structured to minimize risk to SWBT N.B. Financial data as of September 30, 2003 Addition of Terry Kelley, veteran Dallas banker, as Chairman of the Dallas/Fort Worth region 5 branches in prime Dallas locations $216 million in assets; privately owned Reunion Bancshares, Inc. Holding Company of Opening a new growth market

47 Transaction structure $50 million total potential purchase price Creative transaction structure allows SWBT to transfer most merger risk to seller's shareholders. Purchase premium will be adjusted during the three-year period based on credit performance. $43.5 million in cash at closing $6.5 million deposited in a three-year escrow fund at closing Funds will be used to cover charge-offs, NPA expenses, representations and warranties Escrow structured so that funds for credit costs are available to SWBT every quarter upon demand Historical asset quality at Lone Star is excellent; transaction structure ensures that it will continue to be so from SWBT's perspective At $50 million, SWBT pays full price for a clean bank

49 Transaction statistics N.B. Last twelve months data for Reunion Bancshares as of September 30, 2003. Range of values based on purchase price between $43.5 million and $50 million. Pro forma figures based on September 30, 2003 financial data with estimated purchase accounting adjustments. Total purchase price will be between $43.5 million and $50.0 million 100% cash transaction, funded by recent trust preferred offering Transaction Multiples: Conservative pro forma projection assumptions: Projected to be neutral to 2004 GAAP EPS, accretive thereafter Full $50 million purchase price assumed $34 million estimated total intangibles created Legal closing expected to be in 1Q04; $2.1 million merger-related charge $216 million in total assets $166 million in gross loans $193 million in deposits $17.2 million in tangible equity Tangible common ratio: 7.96% Last twelve months earnings: $1.7 million Net interest margin: 4.15% NCOs / Avg. Loans: 0.15% Efficiency ratio: 69.6% Modest cost savings; 9% assumed at Lone Star No revenue synergies assumed 54% realized in 2004; 100% thereafter Only 10% loan growth from Lone Star's 9/30/03 base Lone Star Financial Statistics:

51 The appeal of the Metroplex Two-thirds of all Texas economic activity occurs in Houston and the Dallas/Fort Worth Metroplex.

53 The appeal of the Metroplex Based on the similar banking needs and competitor profiles of the DFW Metroplex and Houston, we believe a local bank offering high quality customer service coupled with innovative technology will gain substantial market share. Dallas/Fort Worth MSAs Houston MSA N.B. Deposit data as of 6/30/02, pro forma for pending transactions as of 10/20/03. Excludes credit unions. Source: SNL Financial (a) Middle market business classified as having between $10 and $100 million in annual revenues (b) Among businesses with between $50 and $500 million in annual revenues

55 Launching from a solid platform Lone Star Bank has strong middle market relationships and an excellent history of asset quality. Transaction is structured so that purchase premium is reduced if asset quality deteriorates Terry Kelley, a former Chairman of Bank One and co-founder of $5.3 billion asset Metroplex-based Team Bank, joins SWBT leadership team as Chairman of the Dallas/Fort Worth Metroplex Lone Star's experienced staff, led by Joe Goyne, will form the backbone of our Dallas-based initiatives. Joe, President and CEO of Lone Star, will become President of the Dallas area Solid Platform Strong Leadership and Experienced Staff SWBT already has ten bankers with significant Metroplex experience who will provide additional support from Houston. These include Scott McLean (President of SWBT), former President of Texas Commerce Bank in Dallas and Houston, and Randy Meyer (CFO of SWBT), former President of Bank of America in Texas Lone Star's franchise will be merged with SWBT's existing Metroplex-based loan production office, which has generated $101 million in loans and $71 million in deposits during the last 13 months through 40+ corporate and correspondent banking relationships

57 Launching from a solid platform Robust Product Offering SWBT's expertise, technological capabilities and balance sheet will enable Lone Star to offer far more to Dallas middle market and private banking customers than it could before SWBT can leverage Lone Star's branch network to introduce retail and small business banking, then expand footprint over time

Protect asset quality Net charge-offs/average loans Nonperforming assets/loans + OREO 59 All FDIC Insured Commercial Banks SWBT 1999 2000 2001 2002 YTD 2003 SWBT 0.09 0.06 0.17 0.22 0.25 Peer median 0.61 0.64 0.94 1.11 0.91 1999 2000 2001 2002 YTD 2003 SWBT 0.0031 0.0041 0.0053 0.005 0.0057 Peer median 0.0106 0.0123 0.0154 0.0159 0.0146 * First 6 months 2003

Securities and Cash Miscellaneous Commercial Residential Mortgage Vehicles Unsecured Real estate term & other Real estate construction 226.1 198.9 663.1 502.6 28.3 255.4 635 759 Diversified loan portfolio Diversified loan portfolio Total Loans at 9/30/03 ^ $3.4 billion Loans by Industry Type Loans by Collateral Type 61 Retail Trade Const. Manufact'g Wholesale Trade R/E Invest & Development Service Other Finance Transport Energy Retail Trade 205 360 230 210 881 622 208 168 103 382 Other 10% Residential 4% Retail 4% Multi-family 5% Owner occupied 7% Retail 4% Other 5% Office & Ind. 4%

Focus on people Senior management depth Average of 25 years in banking Strategic hires Continue to attract key talent - Trust, Private Banking, Foreign Exchange, Capital Markets, Commercial Lending Employees as shareholders 80% own stock Stock options widely distributed 63

# 2003 KBW Honor Roll



| | 10-Year Median EPS Growth | 2002 YE Price/Book | 2002 YE Price/ Consensus 2003 EPS | % Change in Stock Price YE 1997 - YE 2002 |
|---|---|---|---|---|
| W Holding Company, Inc. | 33.5% | 346% | 12.9x | 107% |
| MBNA Corporation | 25.9% | 179% | 7.4x | 57% |
| Southwest Bancorp. of Texas | 25.1% | 234% | 15.9x | 85% |
| CVB Financial Corp. | 17.3% | 336% | 16.8x | 94% |
| Sterling Bancorp | 17.1% | 233% | 13.1x | 67% |
| M&T Bank Corporation | 15.9% | 230% | 14.9x | 71% |
| Synovus Financial Corp. | 15.2% | 286% | 14.4x | -11% |
| BOK Financial Corporation | 14.2% | 164% | 12.5x | 88% |
| Greater Community Bancorp | 13.3% | 239% | 15.8x | 103% |
| SouthTrust Corporation | 13.0% | 197% | 13.0x | 18% |
| Central Coast Bancorp | 13.0% | 217% | 14.9x | 100% |
| First Mutual Bancshares, Inc. | 12.5% | 161% | 8.9x | 18% |
| Popular, Inc. | 12.4% | 185% | 11.3x | 37% |
| Harleysville National Corporation | 11.9% | 235% | 17.0x* | 46% |
| Ohio Valley Banc Corp. | 11.8% | 157% | 16.1x | 6% |
| Logansport Financial Corp. | 11.6% | 98% | 13.7x* | -7% |
| Commerce Bancshares Inc. | 11.4% | 178% | 12.1x | 11% |
| Compass Bancshares, Inc. | 11.0% | 206% | 12.0x | 7% |
| First of Long Island Corporation | 10.8% | 166% | 14.4x* | 36% |
| Park National Corporation | 10.7% | 267% | 15.6x | 18% |
| Mercantile Bankshares Corporation | 10.6% | 186% | 12.4x | -1% |
| Peoples Bancorp Inc. | 9.9% | 154% | 10.4x | 35% |
| LNB Bancorp, Inc. | 9.8% | 204% | 15.8x* | 4% |
| Fulton Financial Corporation | 9.6% | 214% | 13.2x | 3% |
| TrustCo Bank Corp NY | 9.4% | 315% | 14.1x | 20% |
| First Financial Bankshares, Inc. | 9.0% | 199% | 12.8x | 22% |
| State Bancorp, Inc. | 7.0% | 168% | 14.0x* | -13% |
| HONOR ROLL MEDIAN** | 11.9% | 204% | 13.7x | 22% |
| S&P 500 | | | 14.8x | 18% |

* *P/E based upon 2002 year-end estimate*

SOUTHWEST BANK OF TEXAS
33

Keefe, Bruyette & Woods Legg Mason Results for shareholders 67 2003 January 1997 Advest, Inc. FTN Financial Lehman Brothers Morgan Keegan RBC Capital Markets SAMCO Capital Smith Barney Citigroup Stephens Inc. Stifel Nicolaus SunTrust Robinson-Humphrey US Bancorp Piper Jaffray Keefe, Bruyette & Woods Legg Mason Market Cap at IPO: $160 million Market Cap approximately $1.2 billion

Certain of the matters discussed in this presentation may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," "project" and similar expressions, as well as descriptions of the Company's ongoing strategy, are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation: (a) the effects of future economic conditions on the Company and its customers; (b) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (c) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (d) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and (e) the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities. All written or oral forward-looking statements are expressly qualified in their entirety by these cautionary statements. Legal disclaimer 69

Net income - as reported Impact of merger-related expenses Net income - adjusted for merger-related expenses Diluted earnings per share - as reported Impact of merger-related expenses Diluted earnings per share - adjusted for merger-related expenses Return on average assets - as reported Impact of merger-related expenses Return on average assets - adjusted for merger-related expenses Return on average common shareholders' equity - as reported Impact of merger-related expenses Return on average common shareholders' equity-adjusted for merger-related expenses Reconcilements of non- Gaap Disclosures 71 Qtr. Ended 9/30/02 Qtr. Ended 9/30/03 $13,380 2,291 $15,671 $0.38 0.07 $0.45 0.95% 0.16% 1.11% 11.14% 1.91% 13.05% $14,562 - $14,562 $0.42 - $0.42 1.25% - 1.25% 13.59% - 13.59%

2002 SOUTHWEST BANCORPORATION OF TEXAS, INC (c) 10/27/03